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                                                                    Exhibit 10.1


                               AMENDMENT NO. 1 TO
                      PRAECIS PHARMACEUTICALS INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


         AMENDMENT NO. 1 (this "Amendment"), effective as of March 14, 2002, to the PRAECIS PHARMACEUTICALS INCORPORATED Employee Stock Purchase Plan (the "Plan").

         Pursuant to resolutions adopted by the Board of Directors (the "Board") of PRAECIS PHARMACEUTICALS INCORPORATED at a meeting of the Board held on March 14, 2002, the Plan is hereby amended as follows:

1. The definition of "Exercise Period" set forth in Section 2 of the Plan is restated in its entirety, as follows:

         "Exercise Period" means the approximate six-month period commencing on each of July 3, 2000, January 1, 2001, July 2, 2001, December 31, 2001, July 1, 2002 and December 30, 2002 and ending at 5 p.m. (Boston time) on each of December 31, 2000, July 1, 2001, December 30, 2001, June 30, 2002, December 29, 2002 and June 29, 2003, respectively. If the Plan is terminated, then the Exercise Period in which it is terminated shall end on the date immediately preceding the effective date of such termination.

2. The definition of "Semiannual Grant Date" set forth in Section 2 of the Plan is restated in its entirety, as follows:

         "Semiannual Grant Date" means each of July 3, 2000, January 1, 2001, July 2, 2001, December 31, 2001, July 1, 2002 and December 30, 2002.

3. The first sentence of Section 4 of the Plan is deleted in its entirety and replaced with the following three sentences:

         The aggregate number of shares of Common Stock available for issuance upon the exercise of Options granted pursuant to Section 5 shall be Forty Thousand (40,000) as of July 3, 2000, with an additional Forty Thousand (40,000) shares available as of each of January 1, 2001, July 2, 2001 and December 31, 2001. The aggregate number of shares of Common Stock available for issuance for the Exercise Periods commencing on July 1, 2002 and December 30, 2002 (if any) shall be the number of the total shares of Common Stock available for issuance under the Plan, less the amount of such shares previously issued pursuant to the Plan. The numbers of shares of Common Stock set forth in this Section 5 shall be subject to adjustment as set forth below or pursuant to Section 9.


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4.       The final two sentences of Section 12(b) of the Plan are deleted in their entirety and replaced with the following passage:

         Unless otherwise determined by the Board, no Options will be granted under the Plan after December 30, 2002. The Plan shall expire on June 29, 2003, unless extended or earlier terminated in accordance with the terms hereof.



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